UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2021 (April 19, 2021)
GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33393	98-0439758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor New York, New York	10171
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GNK	New York Stock Exchange (NYSE)

Item 2.02	Results of Operations and Financial Condition.

Genco Shipping & Trading Limited (the “Company”) issued a press release dated April 19, 2021 pertaining to its new comprehensive value strategy including disclosure that, as of March 31, 2021, its cash position is approximately $164 million and its debt outstanding is approximately $401 million.  The Company’s press release disclosing such estimated amount is set forth in Exhibit 99.1 hereto.

The information set forth under “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01	Regulation FD Disclosure.

The Company disclosed on April 19, 2021 that, on management’s recommendation, the Board of Directors (the “Board”) adopted a new quarterly dividend policy for dividends payable commencing in the first quarter of 2022 in respect of its financial results for the fourth quarter of 2021. Under the new quarterly dividend policy, the amount available for quarterly dividends is to be calculated based on the following formula:
Operating cash flow
Less: Debt repayments
Less: Capital expenditures for drydocking
Less: Reserve
Cash flow distributable as dividends
The amount of dividends payable under the foregoing formula for each quarter of the year will be determined on a quarterly basis.
For purposes of the foregoing calculation, operating cash flow is defined as voyage revenue less voyage expenses, charter hire expenses, vessel operating expenses, general and administrative expenses other than non-cash restricted stock expenses, technical management fees, and interest expense other than non-cash deferred financing costs. Anticipated uses for the reserve include, but are not limited to, vessel acquisitions, debt repayments, and general corporate purposes.  In order to set aside funds for these purposes, the reserve will be set on a quarterly basis in the discretion of the Board and is anticipated to be based on future quarterly debt repayments and interest expense.
The Board expects to reassess the payment of dividends as appropriate from time to time. Until the first payment of dividends under the new quarterly dividend policy, the Company anticipates that its current policy of paying quarterly dividends at the rate of $0.02 per share will remain in effect.  The Company’s quarterly dividend policy and declaration and payment of dividends are subject to legally available funds, compliance with law and contractual obligations and the Board’s determination that each declaration and payment is at that time in the best interests of the Company and its shareholders. For more details of the conditions and restrictions applicable to the Company’s quarterly dividend policy and declaration and payment of dividends, please refer to “Liquidity and Capital Resources – Dividends” in Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations of its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange

Commission on February 24, 2021 (the “Form 10-K”), which disclosure is incorporated herein by reference.
In connection with the Company’s new dividend policy, the Company will seek to pay down additional indebtedness under its existing credit facilities and refinance these credit facilities to reduce its breakeven rates and achieve more favorable terms, including to minimize any restrictions on dividend payments. There can be no assurance that the Company will be able to do so.  If the Company does not refinance its existing credit facilities, dividends under its new quarterly dividend policy will continue to be subject to the terms of such credit facilities described in the Form 10-K as noted above.
“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements use words such as “anticipate,” “budget,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on our management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this report are the following: (i) our financial results for the year ending December 31, 2021 and other factors relating to determination of the tax treatment of dividends we have declared; (ii) the financial results we achieve for each quarter that apply to the dividend formula described above, including without limitation the actual amounts earned by our vessels and the amounts of various expenses we incur, as a significant decrease in such earnings or a significant increase in such expenses may affect our ability to carry out our new value strategy; (iii) the exercise of the discretion of our Board regarding the declaration of dividends, including without limitation the amount that our Board determines to set aside for reserves under our dividend policy; (iv) our ability to refinance and amend the terms of our credit facilities as contemplated under our new value strategy; and (v) other factors listed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent reports on Form 8-K and Form 10-Q. Our ability to pay dividends in any period will depend upon various factors, including the limitations under any credit agreements to which we may be a party, applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of our financial performance, market developments, and the best interests of the Company and its shareholders. The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves. As a result, the amount of dividends actually paid may vary. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 19, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GENCO SHIPPING & TRADING LIMITED

DATE: April 20, 2021

/s/ Apostolos Zafolias
Apostolos Zafolias
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated April 19, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).